Pay vs Performance Disclosure - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Pay vs Performance Disclosure
PEO Total Compensation Amount	$ 1,484,267	$ 2,074,852
Non-PEO NEO Average Total Compensation Amount	879,832	1,039,974
Non-PEO NEO Average Compensation Actually Paid Amount	1,398,907	1,036,608
Total Shareholder Return Amount	221	142
Net Income (Loss)	26,323	79,491
Adjustment to Compensation, Amount	$ 2,073,120	$ 1,996,552